Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Laredo Oil, Inc. on Form 10-Q for the period ended February 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark See, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act  of  2002,  that,  to  the  best  of  my  knowledge  and  belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark See
Mark See
Chief Executive Officer

Date: April 13, 2012